EXHIBIT 99.3

             PRINCIPAL EXECUTIVE OFFICER'S CERTIFICATION PURSUANT TO
                                  SECTION 1350

In connection with the Quarterly Report of American Natural Energy Corporation (the Company) on Form 10-QSB for the period ending September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Michael K. Paulk, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

         1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Michael K. Paulk
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Michael K. Paulk
Chief Executive Officer
July 18, 2003